1/5 Exhibit 10.1 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. NINTH AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT Effective as of the date of the last signature below, AbbVie Inc. (the successor-in-interest to Abbott Laboratories), a Delaware corporation having a principal place of business at 1 N Waukegan Road, North Chicago, IL 60064 (“AbbVie”), and Seattle Genetics, Inc., a Delaware corporation having a principal place of business at 21823 – 30th Drive Southeast in Bothell, Washington 98021 (“Seattle Genetics”) (individually the “Party” or collectively the “Parties”) agree to the following terms and conditions as set forth below (this “Ninth Amendment”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement (as defined below). WHEREAS, the Parties entered into a Development and Supply Agreement with an Effective Date of February 23, 2004 for the manufacture of a chimeric anti-CD30 AC10 monoclonal antibody known as cAC10 Bulk Drug Intermediate (the “Original Agreement”), which also constitutes the antibody component of SGN-35, and the Parties subsequently entered into eight amendments to the Original Agreement (collectively, the Original Agreement and those eight amendments are hereinafter referred to as the “Agreement”); WHEREAS, Abbott Laboratories (“Abbott”) and AbbVie entered into a Separation and Distribution Agreement dated as of November 28, 2012 (the “Separation and Distribution Agreement”), which provided for, among other things, the separation of Abbott’s research-based pharmaceuticals business from its other business by the contribution from Abbott to AbbVie of certain assets, the assumption of AbbVie of certain Liabilities (as defined in the Separation and Distribution Agreement) from Abbott, the distribution by Abbott of AbbVie common stock to Abbott shareholders, and the execution and delivery of certain agreements in order to facilitate and provide for the foregoing, in each case subject to the terms and conditions set forth therein; WHEREAS, in connection with the Separation and Distribution Agreement, Abbott assigned, transferred and conveyed all of its rights and obligations under the Agreement to AbbVie and AbbVie accepted and assumed all rights and obligations of Abbott under the Agreement as further set forth below; and WHEREAS, the Parties desire to further amend the Agreement as herein provided as of the date of the last signature below. NOW, THEREFORE, in consideration of the mutual covenants and agreements contained here and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

2/5 1. Incorporation of the Agreement. All capitalized terms which are used but not otherwise defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Ninth Amendment, is incorporated herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with this Ninth Amendment, such terms and provisions shall be deemed superseded by the Ninth Amendment. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the Parties. 2. Process Development Work. The Parties agree that AbbVie shall perform the Stage set forth in Attachment 1 hereto entitled “Stage 14: Stability Testing” pursuant to the terms and conditions of the Agreement and this Ninth Amendment. 3. Payment Schedule. As compensation for the Stage to be performed by AbbVie pursuant to Attachment 1 hereto and the remaining compensation due to AbbVie pursuant to Stage 13A that was the subject of the Seventh Amendment to Development and Supply Agreement between the Parties, Seattle Genetics shall pay to AbbVie on the dates and in the amounts set forth in Attachment 2 hereto entitled “Updated Summarized Payment Schedule (Amendments 7 & 9)”. 4. Project References. All references to the Project set forth in the Agreement shall also be deemed to apply to the Stage performed by AbbVie pursuant to this Ninth Amendment. 5. Effectuation. The amendment to the Agreement contemplated by this Ninth Amendment shall be deemed effective as of the last date written below upon the full execution of this Ninth Amendment and without any further action required by the Parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Ninth Amendment. All terms and conditions set forth in the Agreement that are not amended hereby shall remain in full force and effect. Any term of this Ninth Amendment may be amended with the written consent of both Parties. From the date hereof, any reference to the Agreement shall be deemed to refer to the Agreement as amended by this Ninth Amendment. 6. Counterparts. This Ninth Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Ninth Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof. 7. Entire Agreement. This Ninth Amendment is the product of both Parties, and together with the Agreement and exhibits thereto, constitute the entire agreement between the Parties pertaining to the subject matter hereof, and merge all prior negotiations and drafts of the Parties with regard to the transactions contemplated herein. 2 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3/5 IN WITNESS WHEREOF, the Parties have caused this Ninth Amendment to be executed by their duly authorized officers as of the date of the last signature set forth below. ABBVIE INC. SEATTLE GENETICS, INC. By: /s/ Keith Kentala By: /s/ Vaughn B. Himes Name: Keith Kentala Name: Vaughn B. Himes Title: VP, Operations Commercial Development Title: EVP Date: 8/28/2016 Date: 8/12/2016 3

4/5 Attachment 1 STAGE 14: STABILITY TESTING [*] 4 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5/5 Attachment 2 UPDATED SUMMARIZED PAYMENT SCHEDULE (Amendments 7 & 9) [*] 5 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.